UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     _____

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                October 12, 2006

                       Permanent Funding (No. 2) Limited
             (Exact name of Registrant as specified in its charter)

        England and Wales            333-137495               N/A
        (State or other             (Commission          (IRS Employer
         jurisdiction               File Number)           ID Number)
       of incorporation

35 Great St. Helen's, London,
        United Kingdom                             EC3A 6AP
--------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,                     +44 (0)20 7398-6300
including area code:
                                                   No Change
--------------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[box] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[box] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[box] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[box] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            5.1   Opinion of Allen & Overy LLP as to legality.
            8.1   Opinion of Allen & Overy LLP as to U.S. tax matters.
            8.2   Opinion of Allen & Overy LLP as to U.K. tax matters.
            23.1 Consent of Allen & Overy LLP (included in Exhibits 5.1, 8.1 and 8.2)

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,





                              By: _/s/ David Balai__________________
                              Name: David Balai
                              Title:   Director



Dated:  October 12, 2006_______

                                 EXHIBIT INDEX



Exhibit No.         Description

5.1                 Opinion of Allen & Overy LLP as to legality.
8.1                 Opinion of Allen & Overy LLP as to U.S. tax matters.
8.2                 Opinion of Allen & Overy LLP as to U.K. tax matters.
23.1                Consent of Allen & Overy LLP (included in Exhibits 5.1, 8.1 and 8.2)

                                                                     EXHIBIT 5.1



                                             ALLEN & OVERY LLP
                                             One New Change
                                             London EC4M 9QQ United Kingdom
                                             Tel +44 (0)20 7330 3000
                                             Fax +44 (0)20 7330 9999


Permanent Funding (No. 2) Limited
35 Great St. Helen's
London EC3A 6AP
United Kingdom


October 12, 2006


RE:     PERMANENT FUNDING (NO. 2) LIMITED
        REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-137495)
        (THE "REGISTRATION STATEMENT")


Ladies and Gentlemen:

We have acted as English legal advisers to Permanent Master Issuer PLC (the "COMPANY") in connection with the above-referenced registration statement in respect of the proposed issue of the Notes by the Company.

Expressions defined in the Underwriting Agreement (as defined in the Schedule) have the same meanings when used in this opinion.

We have examined copies of the documents mentioned in the Schedule hereto and such other documents as we have considered necessary.

We have not made any investigation of, and do not express any opinion on, the law of any jurisdiction other than England and Wales.

We have assumed:

(A) the capacity, power and authority of each of the parties (other than the Company) to execute, deliver and perform the terms of the documents specified in Part I of the Schedule (together, the "ISSUE DOCUMENTS");

(B) the due execution and delivery of the Issue Documents and the conformity to original documents of all copy documents examined by us and that the copy of the Memorandum and Articles of Association of the Company examined by us is complete and up to date and would, if issued today, comply, as respects the Articles of Association, with Section 380 of the Companies Act 1985;




Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One New Change, London EC4M 9QQ. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.

Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Turin, Warsaw.

(C) that the Notes will be duly executed, issued and authenticated in accordance with the provisions of the Underwriting Agreement and the Master Issuer Trust Deed (as defined in the Schedule);

(D) that no law of any jurisdiction outside England and Wales would render such execution, delivery or issue illegal or ineffective and that, insofar as any obligation under any of the Issue Documents or the Notes is performed in, or is otherwise subject to, any jurisdiction other than England and Wales, its performance will not be illegal or ineffective by virtue of the law of that jurisdiction;

(E) that the information disclosed by our search made on October 11, 2006 of the records at the office of the Registrar of Companies in London and at the Central Registry of Winding up Petitions on October 11, 2006 in relation to the Company will be complete, up to date and accurate and will not have been materially altered or added to and reveals no order or resolution for the winding up of the Company and no notice of appointment in respect of the Company of a receiver or administrator or filing of documents with the court or service of a notice of intention to appoint an administrator;

(F) that the Company is not, and will not be on the date on which the Notes are issued, unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 (as amended) and will not become unable to do so in consequence of the transactions effected by the Issue Documents;

(G) that the Minutes referred to in Part II of the Schedule represent a true record of the proceedings described therein of a duly convened, constituted and quorate meeting of the Company's directors acting in the interests and for a proper purpose of the Company and that the relevant meeting will be duly held and that the authorisations given thereat will not subsequently be revoked or amended;

(H) that any factual matters referred to in each Issue Document will be true and accurate (including, without limitation, the accuracy of the representations and warranties therein);

(I) that the Issue Documents will in all material respects relevant hereto be executed and delivered substantially in the form of the relevant exhibit to the Registration Statement;

(J) that none of the parties to the Issue Documents has taken or will take any action in relation to the Notes which would be a contravention of the prohibitions contained in Sections 19 or 21 of the Financial Services and Markets Act 2000 (the "FSMA"); and

(K) that any party to any of the Issue Documents which is subject to the supervision of any regulatory authority in the United Kingdom has complied and will comply with the requirements of such regulatory authority in connection with the issue, offering or sale of the Notes.

Based on and subject to the foregoing and subject to the reservations mentioned below and to any matters not disclosed to us, we are of the opinion that the Notes will constitute valid and binding obligations of the Company. As a result, those obligations would be enforceable in proceedings before the English courts.

Our opinion is qualified by the following reservations and any matter of fact not disclosed to us:

(A) We do not express any opinion on European Community law as it affects any jurisdiction other than England and Wales.

(B) Any enforcement of the obligations of the Company in proceedings before the English courts would be by way of grant of a remedy in the event of a breach of those obligations. The nature and availability of the remedies provided by the English courts would depend on the circumstances. These remedies, including an order by the court requiring the payment of damages or the payment of a sum due, would be available subject to principles of law, equity and procedures of general application. Some remedies, including an order by the court requiring specific performance of an obligation or the issue of an injunction, would be entirely within the discretion of the court. The possibility of obtaining any remedy would be lost if proceedings were not to be commenced within certain time limits. The English courts have power to stay proceedings and may decline jurisdiction, notably if concurrent proceedings are being brought elsewhere. Accordingly, enforcement of the obligations of the Company under the Notes would not be certain in every circumstance.

(C) The obligations of the Company under the Notes will be subject to any law from time to time in force relating to liquidation or administration or any other law or legal procedure affecting generally the enforcement of creditors' rights.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the reference to Allen & Overy LLP under the caption "Legal matters" in the Prospectus Supplement and in the Prospectus. In giving such consent, we do not admit that we are "experts", within the meaning of the term used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement including this opinion as an exhibit or otherwise.

Yours faithfully,


/s/ Allen & Overy LLP

                                    SCHEDULE

                                     PART I


1. The underwriting agreement dated October 11, 2006 among the Company, Permanent Master Issuer PLC (the "MASTER ISSUER"), Halifax plc, Permanent Mortgages Trustee Limited and ABN AMRO Bank N.V., London Branch, Citigroup Global Markets Limited, UBS Securities LLC, Deutsche Bank Securities Inc., Lehman Brothers International Europe and Societe Generale London Branch, as Underwriters, a form of which is exhibited as Exhibit 1.1 to the Registration Statement (the "UNDERWRITING AGREEMENT").

2. The draft master issuer trust deed to be dated October 17, 2006 between the Master Issuer and The Bank of New York (the "NOTE TRUSTEE"), a form of which is exhibited as Exhibit 4.6.1 to the Registration Statement (the "MASTER ISSUER TRUST DEED").

3.    The Global Notes (as defined in the Underwriting Agreement).

4. The draft master issuer paying agent and agent bank agreement to be dated October 17, 2006 between, inter alios, the Master Issuer and Citibank, N.A. and the Note Trustee, a form of which is exhibited as Exhibit 4.7 to the Registration Statement (the "MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT").



                                    PART II


5. Minutes of a Meeting of the Board of Directors of the Company held on October 10, 2006.

                                                                     EXHIBIT 8.1


                                                   ALLEN & OVERY LLP
                                                   1221 Avenue of the Americas
                                                   New York, NY 10020 USA

                                                   Tel +1 212 610 6300
                                                   Fax +1 212 610 6399

                                                   www.allenovery.com


Permanent Funding (No. 2) Limited
35 Great St. Helen's
London EC3A 6AP
United Kingdom



                                                   October 12, 2006


RE:   PERMANENT FUNDING (NO. 2) LIMITED
      REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-137495)
      (THE "REGISTRATION STATEMENT")

Ladies and Gentlemen:

      We have acted as United States tax counsel to Permanent Master Issuer PLC, a public limited company incorporated under the laws of England and Wales (the ISSUING ENTITY), in connection with the preparation of the Registration Statement, which was filed with the Securities and Exchange Commission (the COMMISSION) under the Securities Act of 1933, as amended (the ACT), on September 21, 2006, as amended by Post-Effective Amendment No. 1 on September 26, 2006, of which the prospectus supplement and prospectus (collectively, the PROSPECTUS) form a part. The Registration Statement and Prospectus relate to the Issuing Entity's issuance from time to time of class A notes, class B notes, class M notes, class C notes and class D notes in one or more series (the US NOTES).

      As United States tax counsel, we have advised the Issuing Entity with respect to certain United States tax consequences of the proposed issuance of the US Notes. This advice is summarized under the headings "Summary - Material United States tax consequences" in the prospectus supplement and under the headings "Summary of prospectus--United States tax status" and "United States federal income taxation" (collectively, the DISCUSSIONS) in the prospectus, each relating to the US Notes which is part of the Registration Statement. We hereby confirm that the opinions set forth in the Discussions represent our opinions as to the matters of law covered by them.

      We hereby consent to the filing of this letter as an exhibit to the Registration Statement. We are aware that we are referred to in the Discussions and under the heading "Legal matters" in the prospectus supplement and in the prospectus, and we hereby consent to the references to us in those sections without thereby implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                  Very truly yours,


                                  /s/ ALLEN & OVERY LLP

                                  ALLEN & OVERY LLP




Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. Allen & Overy LLP is a multi-jurisdictional law firm with lawyers admitted to practise in a variety of jurisdictions. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One New Change, London, EC4M 9QQ and at the above address. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.

Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Turin, Warsaw.

                                                                     EXHIBIT 8.2


                                                  ALLEN & OVERY LLP
                                                  One New Change
                                                  London EC4M 9QQ
                                                  United Kingdom
                                                  Tel +44 (0)20 7330 3000
                                                  Fax +44 (0)20 7330 9999

                                                   www.allenovery.com
Permanent Funding (No. 2) Limited
35 Great St. Helen's
London EC3A 6AP
United Kingdom



                                                   October 12, 2006


RE:   PERMANENT FUNDING (NO. 2) LIMITED
      REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-137495)
      (THE "REGISTRATION STATEMENT")

Ladies and Gentlemen:

      We have acted as English legal counsel and as United Kingdom tax counsel to Permanent Master Issuer PLC, a public limited company incorporated under the laws of England and Wales (the ISSUING ENTITY), in connection with the preparation of the Registration Statement, which was filed with the Securities and Exchange Commission (the COMMISSION) under the Securities Act of 1933, as amended (the ACT), on September 21, 2006, as amended by Post-Effective Amendment No. 1 on September 26, 2006, of which the prospectus supplement and prospectus (collectively, the PROSPECTUS) form a part. The Registration Statement and Prospectus relate to the Issuing Entity's issuance from time to time of class A notes, class B notes, class M notes, class C notes and class D notes in one or more series (the NOTES). The Notes will be issued pursuant to a trust deed between The Bank of New York and the Issuing Entity.

      As United Kingdom tax counsel, we have advised the Issuing Entity with respect to the material United Kingdom tax consequences of the proposed issuance of the Notes. This advice is summarized under the headings "Summary-United Kingdom tax status" and "United Kingdom taxation" (collectively, the DISCUSSIONS), each relating to the Notes, in the Prospectus. We hereby confirm that the opinions set forth in the Discussions represent our opinions as to the matters of law covered by them.

      We hereby consent to the filing of this letter as an exhibit to the Registration Statement. We are aware that we are referred to in the Discussions, and we hereby consent to the references to us in those sections without thereby implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                  Very truly yours,


                                  /s/ ALLEN & OVERY LLP





Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is regulated by the Law Society of England and Wales. Allen & Overy LLP is a multi-jurisdictional law firm with lawyers admitted to practise in a variety of jurisdictions. A list of the members of Allen & Overy LLP and their professional qualifications is open to inspection at its registered office, One New Change, London, EC4M 9QQ and at the above address. Any reference to a partner in relation to Allen & Overy LLP means a member, consultant or employee of Allen & Overy LLP.

Allen & Overy LLP or an affiliated undertaking has an office in each of:
Amsterdam, Antwerp, Bangkok, Beijing, Bratislava, Brussels, Budapest, Dubai, Frankfurt, Hamburg, Hong Kong, London, Luxembourg, Madrid, Milan, Moscow, New York, Paris, Prague, Rome, Shanghai, Singapore, Tokyo, Turin, Warsaw.